As filed with the Securities and Exchange Commission on September 5, 2019
Registration No. 333-232868

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3 TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

VALERITAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3841 (Primary Standard Industrial Classification Code Number)	46-5648907 (I.R.S. Employer Identification Number)
750 Route 202 South, Suite 600
Bridgewater, NJ 08807
(908) 927-9920
(Address, including zip code and telephone number, including area code, of registrant's principal executive offices)
John E. Timberlake
Chief Executive Officer
Valeritas Holdings, Inc.
750 Route 202 South, Suite 600
Bridgewater, NJ 08807
(908) 927-9920
(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:
Emilio Ragosa DLA Piper LLP (US) 51 John F. Kennedy Parkway, Suite 120 Short Hills, New Jersey 07078 (973) 520-2550

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration Statement.
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, check the following box:    ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one).

Large accelerated filer ☐ Non-accelerated filer ☒	Accelerated filer ☐ Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
The sole purpose of this Amendment No. 3 to the Registration Statement on Form S-1 (Registration No. 333-232868) of Valeritas Holdings, Inc. is to update Exhibit 5.1 to the Registration Statement as indicated in Item 16(a) of Part II of this amendment. No change is made to Part I or Part II of the Registration Statement, other than to Item 16(a) of Part II, and those items have therefore been omitted. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the signature page to the Registration Statement and the exhibits filed herewith.

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.
(a) Exhibits
The exhibits to this registration statement are listed in the Exhibit Index attached hereto and incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Description

2.1*
Agreement and Plan of Merger and Reorganization, dated as of May 3, 2016, by and among the Registrant, Valeritas Acquisition Corp. and Valeritas, Inc. (Incorporated by reference, Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 3, 2016)

3.1*
Amended and Restated Certificate of Incorporation of the Registrant, as amended (Incorporated by reference, Exhibit 3.1 to the Registrant's Registration Statement on Form S-1/A (File No. 333-232868), filed August 22, 2019).

3.2*
Certificate of Merger of Valeritas Acquisition Corp. with and into Valeritas, Inc., filed May 3, 2016. (Incorporated by reference, Exhibit 3.4 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 3, 2016)

3.3*	Amended and Restated Bylaws of the Registrant (Incorporated by reference, Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 3, 2016)

3.4*
Form of Certificate of Designation of Series A Convertible Preferred Stock of Valeritas Holdings, Inc. (Incorporated by reference, Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed February 21, 2017)

4.2*
Registration Rights Agreement, dated as of June 11, 2018, by and between the Registrant and Aspire Capital (Incorporated by reference, Exhibit 4.1 to the Registrant’s Registration Statement on Form S‑1 (File No. 333‑226018), filed June 29, 2018)

4.3*	Form of Series A Warrant (Incorporated by reference, Exhibit 4.3 to the Registrant's Registration Statement on Form S-1/A (File No. 333-226958), filed November 14, 2018)

4.4*	Form of Series B Warrant (Incorporated by reference, Exhibit 4.4 to the Registrant's Registration Statement on Form S-1/A (File No. 333-226958), filed November 14, 2018)

4.5*	Form of Warrant Agency Agreement (Incorporated by reference, Exhibit 4.5 to the Registrant's Registration Statement on Form S-1/A (File No. 333-226958), filed November 15, 2018)

5.1**	Opinion of DLA Piper LLP (US)

10.1*
Split-Off Agreement, dated as of May 3, 2016, by and among the Registrant, CYGM Operating Corp. and Leisa Swanson (Incorporated by reference, Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.2*
General Release Agreement, dated as of May 3, 2016, by and among the Registrant, CYGM Operating Corp. and Leisa Swanson (Incorporated by reference, Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.3*
Form of Lock-Up and No Short Selling Agreement between the Registrant and the officers, directors and shareholders party thereto (Incorporated by reference, Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.4*
Form of Lock-Up and No Short Selling Agreement for 80% of shares held prior to the 2016 Merger, by and between the Registrant and certain shareholders (Incorporated by reference, Exhibit 10.4 to the Registrant's Annual Report on Form 10-K (File No. 333-198807), filed February 21, 2017)

10.5*
Form of Subscription Agreement between the Registrant and the investors party thereto (Incorporated by reference, Exhibit 10.4 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.6*	Form of Placement Agent Warrant for common stock of the Registrant (Incorporated by reference, Exhibit 10.5 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.7*	Form of Registration Rights Agreement (Incorporated by reference, Exhibit 10.6 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.8*†	The Registrant’s 2016 Equity Incentive Plan (Incorporated by reference, Exhibit 10.7 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.8.1*	Amendment to the Registrant’s 2016 Equity Incentive Plan (Incorporated by reference, Exhibit 10.8.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.9*†	Form of Stock Option Agreement under 2016 Equity Incentive Plan (Incorporated by reference, Exhibit 10.8 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.10*
Term Loan Agreement, dated May 24, 2013, by and between Valeritas, Inc., Capital Royalty Partners II L.P., Capital Royalty Partners II-Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P., as lenders, and the guarantors party thereto (Incorporated by reference, Exhibit 10.9 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.11*
Amended and Restated Term Loan Agreement, dated August 5, 2014, among Valeritas, Inc., as borrower, Capital Royalty Partners II L.P., Capital Royalty Partners II-Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P., as lenders, and the guarantors party thereto (Incorporated by reference, Exhibit 10.10 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.12*
Second Amended and Restated Term Loan Agreement, dated as of May 3, 2016, by and between Valeritas, Inc., a borrower, Valeritas Holdings, Inc., as Guarantor, Capital Royalty Partners II L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Parallel Investment Opportunities Partners II L.P., Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P., Capital Royalty Partners II (Cayman) L.P., as lenders, and the guarantors party thereto (Incorporated by reference, Exhibit 10.11 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.13*
Joinder Agreement to Second Amended and Restated Term Loan Agreement, dated as of May 3, 2016, in favor of Capital Royalty Partners II L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Parallel Investment Opportunities Partners II L.P., Capital Royalty Partners II (Cayman) L.P., and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P., as the Secured Parties, and Capital Royalty Partners II L.P., as Control Agent (Incorporated by reference, Exhibit 10.12 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.14*
Limited Forbearance Agreement, dated May 18, 2015, by and between the Valeritas, Inc., Valeritas Holdings, LLC, Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II- Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.13 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.15*
Amendment No. 1 to Limited Forbearance Agreement, dated September 28, 2015, by and among Valeritas, Inc., Valeritas Holdings, LLC, Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.14 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.16*
Amendment No. 2 to Limited Forbearance Agreement, dated November 13, 2015, by and among Valeritas, Inc., Valeritas Holdings, LLC, Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.15 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.17*
Amendment No. 3 to Limited Forbearance Agreement, dated December 21, 2015, by and among Valeritas, Inc., Valeritas Holdings, LLC, Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.16 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.18*
Amendment No. 4 to Limited Forbearance Agreement, dated January 29, 2016, by and among Valeritas, Inc., Valeritas Holdings, LLC, Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.17 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.19*
Amendment No. 5 to Limited Forbearance Agreement, dated March 25, 2016, by and among Valeritas, Inc., Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.18 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016).

10.20*
Amendment No. 6 to Limited Forbearance Agreement, dated April 30, 2016, by and among Valeritas, Inc. and Valeritas Security Corporation, as Guarantor and the undersigned Lenders. (Incorporated by reference, Exhibit 10.19 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.21*
Termination of Forbearance Agreement, dated May 3, 2016, by and among Valeritas, Inc., Valeritas Security Corporation, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P. and Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. (Incorporated by reference, Exhibit 10.20 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.22*
Lease, dated October 20, 2009, by and between Valeritas, Inc. and BTCT Associates, L.L.C., as amended on January 17, 2013, in respect of the building located at 750 Route 202, Bridgewater, New Jersey 08807 (Incorporated by reference, Exhibit 10.21 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.23*
Lease, dated December 22, 2006, by and among Valeritas, LLC, The Taming of the Shrewsbury, LLC, O’Neill Partners, LLC and Chanski, LLC, as amended on April 24, 2009, in respect of the building located at 800 Boston Turnpike, Shrewsbury, Massachusetts 01545 (Incorporated by reference, Exhibit 10.22 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.24*
Promissory Note, dated September 8, 2011, issued by Valeritas, Inc. to WCAS Capital Partners IV, L.P., in the original principal amount of $5,000,000, by Amendment No. 1 to Note, dated May 24, 2013. (Incorporated by reference, Exhibit 10.23 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.25*
Amendment No. 1 to Note, dated May 24, 2013, by and between WCAS Capital Partners IV, LP and Valeritas, Inc. (Incorporated by reference, Exhibit 10.25 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.26*
Amended and Restated Note, dated May 3, 2016, by and between WCAS Capital Partners IV, LP and Valeritas, Inc. (Incorporated by reference, Exhibit 10.26 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.27*†
Employment Agreement, dated May 3, 2016, by and between Valeritas, Inc. and John E. Timberlake. (Incorporated by reference, Exhibit 10.27 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.28*†
Employment Agreement, dated December 20, 2016, by and between Valeritas, Inc. and Matthew Nguyen (Incorporated by reference, Exhibit 10.28 to the Registrant’s Annual Report on Form 10-K (File No. 333-198807), filed February 21, 2017)

10.29*†
Employment Agreement, dated March 4, 2015, by and between Valeritas, Inc. and Geoffrey Jenkins (Incorporated by reference, Exhibit 10.26 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.30*†
Employment Agreement, dated February 19, 2016, by and between Valeritas, Inc. and Mark Conley (Incorporated by reference, Exhibit 10.27 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed May 9, 2016)

10.31*†
Employment Agreement, dated August 29, 2016, by and between Valeritas, Inc. and Erick J. Lucera Employment Agreement, dated December 20, 2016, by and between Valeritas, Inc. and Matthew Nguyen (Incorporated by reference, Exhibit 10.31 to the Registrant’s Annual Report on Form 10-K (File No. 333-198807), filed February 21, 2017)

10.32*†
Separation and Consulting Services Agreement, dated February 21, 2016, by and between Valeritas, Inc. and Kristine Peterson (Incorporated by reference, Exhibit 10.32 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.33*†	Valeritas Holdings, Inc. Employee Stock Purchase Plan (Incorporated by reference, Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-38038), filed June 9, 2017)

10.34*†	Form of Indemnification Agreement (Incorporated by reference, Exhibit 10.34 to the Registrant's Registration Statement on Form S-1 (File No. 333-222454), filed January 8, 2018)

10.35*
Series A Preferred Stock Purchase Agreement, dated as of February 14, 2017, by and among the Registrant, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P., Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. and WCAS Capital Partners IV, LP (Incorporated by reference, Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed February 21, 2017)

10.36*
Registration Rights Agreement, dated as of February 14, 2017, by and among the Registrant, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P., Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. and WCAS Capital Partners IV, LP (Incorporated by reference, Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed February 21, 2017)

10.37*
Amendment No. 1 to Second Amended and Restated Term Loan Agreement, dated as of February 9, 2017, by and among the Company, Capital Royalty Partners II L.P., Parallel Investment Opportunities Partners II, L.P., Capital Royalty Partners II-Parallel Fund “A” L.P., Capital Royalty Partners II (Cayman) L.P., Capital Royalty Partners II-Parallel Fund “B” (Cayman) L.P. and WCAS Capital Partners IV, LP (Incorporated by reference, Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 333-198807), filed February 21, 2017)

10.38*
Office Lease Agreement dated as of May 10, 2017, by and among the Company and RFP Lincoln 293, LLC (Incorporated by reference, Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-38038), filed May 12, 2017)

10.39*
Common Stock Purchase Agreement, dated as of January 7, 2018, by and between the Registrant and Aspire Capital (Incorporated by reference, Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-38038), filed January 8, 2018)

10.40*
Amendment to 2016 Equity Incentive Plan, dated as of December 5, 2017. (Incorporated by reference, Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-38038), filed December 7, 2017)

10.41*
Employment Agreement, dated January 8, 2018, by and between Valeritas, Inc. and Joseph Saldanha (Incorporated by reference, Exhibit 10.41 to Registrant's Registration Statement on Form S-1 (File No. 333-223903), filed March 26, 2018)

10.42*
Common Stock Purchase Agreement, dated June 11, 2018 between the Registrant and Aspire Capital Fund, LLC (Incorporated by reference, Exhibit 10.42 to the Registrant's Registration Statement on Form S-1 (File No. 333-226018), filed June 29, 2018)

10.43*	Amended and Restated 2016 Equity Incentive Plan (Incorporated by reference, Exhibit 99.1 to the Registrant's Registration Statement on Form S-8 (File No. 333-226305), filed July 23, 2018)

10.44*	Valeritas Holdings, Inc. Form of 2018 Inducement Plan (Incorporated by reference, Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed October 12, 2018)

10.45*
Valeritas Holdings, Inc. 2018 Inducement Plan, Form of Stock Option Grant Notice and Option Agreement (Incorporated by reference, Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed October 12, 2018)

10.46*	Amended and Restated Employee Stock Purchase Plan (included as Appendix B to the Registrant’s Definitive Proxy Statement on Form 14A, filed April 10, 2019).

21.1*	Subsidiaries of the Registrant (Incorporated by reference, Exhibit 21.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-22454), filed January 8, 2018)

23.1*	Consent of Friedman LLP

23.2**	Consent of DLA Piper LLP (US) (contained in Exhibit 5.1)

24.1*	Power of Attorney (included in the signature page to the Registrant’s Registration Statement on Form S-1(File No. 333-232868), filed July 29, 2019)

*	Previously filed.
**	Filed herewith.

†	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bridgewater, State of New Jersey on this 5th day of September, 2019.

VALERITAS HOLDINGS, INC.

/s/ John E. Timberlake
John E. Timberlake
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John E. Timberlake	President and Chief Executive Officer (Principal Executive Officer)	September 5, 2019
John E. Timberlake

/s/ Erick Lucera	Chief Financial Officer (Principal Financial Officer)	September 5, 2019
Erick Lucera

/s/ Mark Conley	Vice President, Corporate Controller and Treasurer (Principal Accounting Officer)	September 5, 2019
Mark Conley

*		September 5, 2019
Rodney Altman, M.D.	Director

*
Katherine Crothall, Ph.D.	Director	September 5, 2019

*
Peter Devlin	Chairman and Director	September 5, 2019

*
Luke Düster	Director	September 5, 2019

*
Joe Mandato, DM	Director	September 5, 2019

*
Brian K. Roberts	Director	September 5, 2019

* By: /s/ John E. Timberlake
John E. Timberlake
Attorney-in-Fact